FEDERATED SMALL CAP STRATEGIES FUND
(A Portfolio of Federated Equity Funds)
--------------------------------------------------------------------------------

Supplement to Prospectus and Statement of Additional Information dated December 31, 2000

At a meeting of the Board of Trustees (the "Board") held on August 24, 2001, the Board approved the following items:

o Effective August 31, 2001, adding Federated Global Investment Management Corp., as Sub-Adviser; and

o Effective August 31, 2001, changing the name of the fund from Federated Small Cap Strategies Fund to Federated Kaufmann Small Cap Fund.

In the Prospectus, please delete the language under the section entitled "Who Manages the Fund?" and replace it with the following:

"The Board of Trustees governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser has delegated daily management of some of the Fund's assets to the Sub-Adviser, Federated Global Investment Management Corp., who is paid by the Adviser and not by the Fund based on the portion of the securities the Sub-Adviser manages. The Sub-Adviser's address is 175 Water Street, New York, NY 10038-4965.

The Adviser, Sub-Adviser and other subsidiaries of Federated advise approximately 190 mutual funds and separate accounts, which totaled approximately $140 billion in assets as of December 31, 2000. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,800 employees. More than 4,000 investment professionals make Federated Funds available to their customers."

Please add the following as the first two paragraphs of the prospectus under the section entitled "The Fund's Portfolio Managers Are:"


"Lawrence Auriana

Lawrence Auriana has been the Fund's portfolio manager since August 2001. Mr. Auriana joined Federated in April 2001 as a Senior Portfolio Manager/Co-Head of Investment Area. From 1984 to April, 2001, Mr. Auriana was a Portfolio Manager and President of Edgemont Asset Management Corp. Mr. Auriana earned a B.S. in economics from Fordham University."

"Hans P. Utsch

Hans P. Utsch has been the Fund's portfolio manager since August 2001. Mr. Utsch joined Federated in April 2001 as a Senior Portfolio Manager/Co-Head of Investment Area. From 1985 to April, 2001, Mr. Utsch was a Portfolio Manager, Chairman of the Board and Secretary of Edgemont Asset Management Corp. Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University."

Please delete the biographical information about Bernard J. Picchi and James E. Grefenstette under the section entitled "The Fund's Portfolio Managers Are:"

Aash M. Shah will remain Co-Portfolio Manager of the Fund.

                                                      August 31, 2001

Cusip 314172404
Cusip 314172503
Cusip 314172602
26710 (8/01)